UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2008
Pet DRx Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51596 (Commission File Number)	56-2517815 (I.R.S. Employer Identification No.)
215 Centerview Drive
Suite 360
Brentwood, Tennessee 37027
(Address of principal executive offices)
(615) 369-1914
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01	Regulation FD Disclosure.
     Gregory Eisenhauer, Chief Financial Officer of Pet DRx Corporation (the “Company”) will be meeting with investors in connection with the LD MICRO Conference on April 29, 2008 at the Omni Los Angeles Hotel in Los Angeles, California. A copy of the presentation to be used in the meeting is furnished as Exhibit 99.1 to this Report. The Company is scheduled to present at the one day conference at 5:00 p.m., Pacific Time.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

99.1	Pet DRx Corporation Investor Presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PET DRX CORPORATION
	By:	/s/ Gregory Eisenhauer
	Name:	Gregory Eisenhauer
Date: April 24, 2008	Title:	Chief Financial Officer
Date: April 24, 2008